HEALTHCARE CAPITAL CORP.
                              1120-595 Howe Street
                             Vancouver, B.C. V6C 2T5
                                     Canada


                            U.S. PLACEMENT AGREEMENT


                                                     October 14, 1996


Dallas Research & Trading, Inc.
4851 LBJ Freeway - Suite 400
Dallas, Texas 75244

Ladies and Gentlemen:

         HealthCare Capital Corp., an Alberta corporation (the "Company"), hereby confirms its agreement with you ("Dallas Research") as follows:

         1. DESCRIPTION OF TRANSACTION. The Company is in the process of offering and selling in a private offering (the "Offering") up to 4,810,000 special warrants in the capital of the Company (the "Special Warrants") at a price of U.S. $1.25 per Special Warrant for gross proceeds of up to U.S. $6,012,500 and, in an Agency Agreement (the "Agency Agreement") dated August 22, 1996 between it and C.M. Oliver & Company Limited (the "Agent") appointed the Agent as the Company's project manager for the Offering and as its exclusive agent in Canada, on a best efforts basis, to solicit subscriptions under the Offering from persons resident in certain provinces of Canada (the "Canadian
Offer"). The Canadian Offer was completed, with the sale thereunder of 810,000 Special Warrants, on September 23, 1996. Each Special Warrant entitles the holder thereof to receive, without the payment of any additional consideration, one common share in the capital of the Company (a "Common Share") and one share purchase warrant (a "Warrant") entitling the holder thereof to purchase, until August 31, 1998, one Common Share at a price of U.S. $2.00.

         2. APPOINTMENT OF DALLAS RESEARCH. The Company hereby appoints Dallas Research as its co-agent to solicit subscriptions in the United States, on a best efforts basis, for up to 2,000,000 Special Warrants constituting a part of the Offering (the "Dallas Research Offer"). (Sunrise Securities Corporation ("Sunrise") may as co-agent solicit subscriptions for an additional 2,000,000 Special Warrants). Dallas Research, on the basis of the representations, warranties, covenants and agreements of the Company herein, and subject to the conditions herein, accepts such appointment and agrees, in connection with the Offering that it will



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endeavor to obtain, on a best efforts basis, subscribers ("Subscribers") for the
Special Warrants offered as part of the Dallas Research Offer. By executing this Agreement, the Agent: (a) consents to the execution, delivery and performance by the Company and Dallas Research of this Agreement; (b) makes for itself the representations and agreements made by the Company in Sections 7.2(c), (d) and
(e) of this Agreement (deleting for this purpose the parenthetical exclusions contained therein); and (c) confirms the representations, warranties and covenants made by it in Schedule A to the Agency Agreement as of the date made and as of the date hereof.

         3. PURCHASE, SALE AND DELIVERY OF UNITS. Subject to the terms and conditions set forth herein, the Company and Dallas Research agree as follows:

                  (a) REGULATION D OFFERING. Neither the offer nor the sale of the Special Warrants has been or will be registered with the United States Securities and Exchange Commission (the "Commission") under the United States Securities Act of 1933, as amended (the "Securities Act"). The Special Warrants will be offered and sold pursuant to the Dallas Research Offer in reliance upon and in compliance with the exemptions from registration provided by Sections 3(b), 4(2) and 4(6) of the Securities Act and Regulation D thereunder ("Reg D") and will only be sold to "accredited investors" as such term is defined in Reg
         D. Such Special Warrants will be offered for sale only in those states in which the Special Warrants shall have been qualified or registered for sale or are exempt from such qualification or registration. The Company will provide Dallas Research, for delivery to all offerees and purchasers and their representatives, copies of the United States Confidential Offering Memorandum dated October 16, 1996 of the Company (the "Memorandum") and such other information, documents and instruments which Dallas Research deems necessary to comply with the statutes, rules, regulations and judicial and administrative interpretations applicable to the Dallas Research Offer.

                  (b) SUBSCRIPTION FOR SPECIAL WARRANTS. Purchase of Special Warrants shall occur by execution and delivery by a Subscriber of two copies of a Subscription Agreement in the form annexed to the Memorandum (the "Subscription Agreement"), together with such other documents and instruments as the Company or Dallas Research shall deem appropriate.

                  (c) PAYMENT. Each Subscriber shall tender a cashier's or certified check payable to HealthCare Capital Corp., in payment of the full purchase price of the Special Warrants subscribed for.

                  (d) CLOSING; TERMINATION OF OFFERING. The Closing of the Dallas Research Offer (the "Final Closing") shall occur on November 15, 1996 or such later date as may be mutually agreed upon by the Company and Dallas Research (the "Final Closing Date"). By mutual agreement of the Company and Dallas Research, an interim closing (the "Initial Closing") of the Dallas Research Offer may occur prior to the Final Closing Date. Each of the Initial Closing and the Final Closing is referred to herein as a "Closing" and the date on which each occurs is referred to herein as a "Closing Date".



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         At each  Closing,  the Company  shall  deliver to Dallas  Research,  on behalf of the appropriate Subscribers, the certificates representing the Special Warrants being purchased by such Subscribers at such Closing against payment therefor as provided in Section 3(c) of this Agreement. In the event that no Special Warrants are sold hereunder, on
         the  Final  Closing  Date  all  terms  of  this   Agreement   shall  be
         automatically terminated and neither party shall have any further obligation to the other party under this Agreement other than the Company's obligation to pay expenses as set forth in Section 9 of this Agreement.

         4.       COMPENSATION OF DALLAS RESEARCH.

         4.1. At each Closing, the Company shall pay Dallas Research (or, subject to applicable securities laws, its designee), as compensation for its services rendered under this Agreement, the following:

                  (a) A selling commission equal to 9% of the gross proceeds from the sale of Special Warrants at such Closing, payable, at the option of Dallas Research, in cash or in Special Warrants (the "Compensation Warrants") valued for this purpose at U.S. $1.25 per Special Warrant; and

                  (b) A special option in the form of Exhibit A hereto (the "Dallas Research Option") entitling Dallas Research to acquire without the payment of any consideration warrants (the "Dallas Research Warrants") to purchase, at an exercise price of U.S. $1.25 per share, Common Shares in a number equal to 10% of the number of Special Warrants sold at such Closing.

In addition, at each Closing the Company shall, to the extent not theretofore paid, pay to Dallas Research a non-refundable consulting fee equal to 1% of the gross proceeds from the sale of Special Warrants in the Dallas Research Offer (not to exceed U.S. $25,000) for financial advisory services to be rendered by Dallas Research to the Company.

         4.2. The Compensation Warrants, the Dallas Research Option, the securities issuable upon the exercise or deemed exercise of each, and the Common Shares issuable upon exercise of the Dallas Research Warrants and of the Warrants acquired upon the exercise or deemed exercise of the Compensation Warrants will all be "restricted securities" within the meaning of Rule 144 under the Securities Act and the certificates therefor (and any certificates issued in exchange therefor or replacement thereof) shall bear an appropriate restrictive legend reflecting applicable restrictions on transfer.

         5.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.   The  Company
represents and warrants to Dallas Research as follows:

                  (a) OFFERING MEMORANDUM. The Memorandum, as of its date and as of the date of this Agreement does not, and at all subsequent times up to and including the Final Closing Date will not, contain any untrue statement of a material fact, or omit to state



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         any material  fact  required to be stated  therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (b) ORGANIZATION; GOOD STANDING; SUBSIDIARIES. The Company is a corporation duly organized, validly existing and in good standing under the laws of Alberta, with full power and authority, corporate and other, to own or lease and operate its properties and to conduct its business as currently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in the States of Oregon and Washington, the only jurisdictions in which such qualification is necessary and where failure so to qualify could have a material adverse effect on the financial condition, results of operations, business, properties or prospects of the Company and its Subsidiaries taken as a whole. The Company is the direct or indirect beneficial owner of all of the outstanding securities of the following corporations (each, a "Subsidiary" and, collectively, the "Subsidiaries"):

                  HC  HealthCare   Hearing  Clinics  Ltd.,  a  British  Columbia
                  corporation;

                  Pacific Hearing Clinic Inc., a British Columbia corporation;

                  Oakridge Hearing Clinic Inc., a British Columbia corporation;

                  HealthCare Hearing Clinics Inc., a Washington corporation; and

                  Pacific Audiology Inc., a British Columbia corporation.

         Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power and authority, corporate and other, to own or lease and operate its properties and to conduct its business as currently conducted, and is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a material adverse effect on its financial condition, results of operations, business, properties or prospects. Except for the Subsidiaries, the Company has no subsidiaries.

                  (c) GOVERNMENTAL AUTHORITY. Except as may be required under applicable state securities laws in the United States ("Blue Sky laws"), no authorization, approval, consent, order, registration, license or permit of any court or governmental agency or body, is required for the valid authorization, issuance, sale and delivery of the Special Warrants, the securities issuable upon the exercise or deemed exercise of the Special Warrants and upon the exercise of the Warrants issued upon the exercise or deemed exercise, and the securities referred to in Section 4.2, and the consummation by the Company of all the transactions contemplated by this Agreement, the Subscription Agreements, the Dallas Research Option, the Dallas Research Warrants, the indenture dated as of September 17, 1996 between the Company and The R-M Trust Company relating to the Special Warrants (the "Special Warrant Indenture") and the indenture



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         dated as of  September  17, 1996  between the Company and The R-M Trust
         Company   relating   to  the   Warrants   (the   "Warrant   Indenture")
         (collectively, the "Subject Agreements").

                  (d) AUTHORIZATION OF AGREEMENTS. The Company has full power and authority, corporate and other, to execute, deliver and perform the Subject Agreements and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Subject Agreements by the Company, the consummation by the Company of the transactions therein contemplated, and the compliance by the Company with the terms of the Subject Agreements have been duly authorized by all necessary corporate action on the part of the Company. This Agreement, the Special Warrant Indenture and Warrant Indenture have been, and the Subscription Agreement and the Dallas Research Option will be, duly executed and delivered by the Company and are or will be the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except insofar as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and by the discretion of courts in granting equitable remedies, and except that enforceability of the indemnification provisions and the contribution provisions set forth in this Agreement may be limited by the federal securities laws of the United States or state securities laws or the public policy underlying such laws. The execution, delivery and performance of the Subject
         Agreements by the Company, the consummation by the Company of the transactions therein contemplated, and the compliance by the Company with the terms of the Subject Agreements do not, and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of the constating documents of the Company or any of its Subsidiaries, (ii) result in a breach of or conflict with any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, note, contract, commitment or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of its or their properties or assets are or may be bound or affected;
         (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or its or their properties or business; or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or any Subsidiary to own or lease and operate any of its properties and to conduct its business or the ability of the Company or such Subsidiary to make use thereof.

                  (e) CAPITALIZATION. The Company had, at July 31, 1996, a duly authorized and outstanding capitalization as set forth in the Memorandum under the caption "Capitalization," and the Common Shares, special warrants and warrants described in the description thereof contained in the Memorandum under the caption "Description of Share Capital" conform to such description. All the outstanding Common Shares have



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         been  duly  authorized  and  validly  issued  and are  fully  paid  and nonassessable. Except as set forth in the Memorandum and except as contemplated by the Offering, there are, and until the Closing Date there will be, no outstanding securities convertible into Common Shares ("Convertible Securities") or any options, warrants or other rights to purchase any Common Shares or Convertible Securities ("Options"). All such outstanding Options constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. None of the outstanding Common Shares, Options or Convertible Securities have been issued in violation of any preemptive or similar right of any securityholder of the Company, and none of the holders of the outstanding Common Shares, Options or Convertible Securities is subject to personal liability solely by reason of being such a holder. The offers and sales of the outstanding Common Shares, Options and Convertible Securities were at all relevant times exempt from registration or qualification under the Securities Act and any applicable Blue Sky Laws and were in full compliance with all applicable Canadian federal and provincial laws and stock exchange regulations. Except as provided in Exhibit B hereto and except for registration rights granted in connection with the acquisition by the Company of Hearing Care Associates and proposed to be granted, in the "SONUS" acquisition described in the Memorandum, no holder of any of the Company's issued securities has any rights ("demand," "piggyback" or otherwise) to have such securities registered under the Securities Act.

                  (f) AUTHORIZATION OF SHARES AND WARRANTS. The issuance and sale of the Special Warrants (including the Compensation Warrants), the Dallas Research Option and the securities issuable upon the exercise of any of the foregoing and of the Warrants and the Dallas Research Warrants have been duly authorized, and when issued as contemplated by the indentures or agreements relevant thereto, will be validly issued and fully paid and nonassessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. None of such securities is or will be subject to preemptive rights of any securityholder of the Company.

                  (g) NO ANTI-DILUTION ADJUSTMENT. The issuance of the securities of the Company contemplated by this Agreement will not result in any adjustment in the number of Common Shares, or the exercise price or conversion ratio per Common Share, under any of the Company's outstanding Options or Convertible Securities.

                  (h) NONCONTRAVENTION. Neither the Company nor any of its Subsidiaries is in violation of, or in default under, any term or provision of (i) its constating documents, (ii) any indenture, mortgage, contract, commitment or other agreement or instrument to which it is a party or by which it or any of its properties or business is or may be bound or subject, or (iii) any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, Canadian or otherwise, having jurisdiction over the Company or the Subsidiary or any of their respective properties or businesses. The Company and each Subsidiary owns, possesses or has obtained all governmental and other licenses, permits, certifications, registrations, approvals or consents and other authorizations necessary to own or lease, as the case may be, and to operate its



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         properties  and to conduct its  business  as  currently  conducted  and
         described  in  the   Memorandum,   and  all  such  licenses,   permits,
         certifications,    registrations,   approvals,   consents   and   other
         authorizations are in good standing. There are no proceedings pending or, to the best of the Company's knowledge, threatened, nor is there any basis therefor, seeking to cancel, terminate or limit any such licenses, permits, certifications, registrations, approvals or consents or authorizations.

                  (i) LITIGATION. Except as set forth in the Memorandum, there are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries before any governmental agency, court or tribunal, Canadian or otherwise, or before any private arbitration tribunal, pending or, to the best of the Company's knowledge, threatened against the Company or any Subsidiary or involving the properties or business of the Company or any Subsidiary which, if determined adversely, would, individually or in the aggregate, result in any material adverse change in the financial position, shareholders' equity, results of operations, properties, business, management or affairs of the Company and the Subsidiaries taken as a whole, or which relate in any way to the validity of the capital stock of the Company or the validity of this Agreement, or of any action taken or to be taken by the Company pursuant to, or in connection with this Agreement, nor, to the best of the Company's knowledge, is there any basis for any such claim, action, suit, proceeding, arbitration, investigation or inquiry. There are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal specifically naming the Company or any Subsidiary and enjoining the Company or any Subsidiary from taking, or requiring the Company or any Subsidiary to take, any action, or to which the Company or any Subsidiary or its or their properties or business is bound or subject.

                  (j) FINANCIAL STATEMENTS. Shikaze Ralston, the chartered accountants who have rendered a report with respect to the financial
         statements   included  in  the  Memorandum,   are  "independent  public
         accountants" within the meaning of the Securities Act and the regulations promulgated under the Securities Act. The financial statements and notes thereto included in the Memorandum are complete and correct and present fairly the financial position of the Company as of the dates thereof, and the results of operations and changes in financial position of the Company for the periods indicated therein, all in conformity with generally accepted accounting principles in Canada applied on a consistent basis throughout the periods involved.

                  (k) LIABILITIES. Except as and to the extent reflected or reserved against in the financial statements of the Company included in the Memorandum, the Company as at July 31, 1996, had no material liabilities, debts, obligations or claims asserted against it, whether accrued, absolute, contingent or otherwise, and whether due or to become due, including, but not limited to, liabilities on account of taxes, other governmental charges or lawsuits brought subsequent to such date.

                  (l) TAXES. The Company and each Subsidiary has filed all tax returns required to be filed with the appropriate taxing authorities in Canada and the United States, including all provincial, state, municipal and other local authorities (whether



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         relating to income,  sales,  franchise,  withholding,  real or personal property or other types of taxes) or has duly obtained extensions of time for the filing thereof, and has paid in full all taxes which have become due pursuant to such returns or claimed to be due by any such taxing authority or otherwise due and owing; and the provisions for income taxes payable, if any, shown on the consolidated financial statements contained in the Memorandum are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Each of the tax returns heretofore filed by the Company and each Subsidiary correctly and accurately reflects the amount of its tax liability thereunder. The Company and each Subsidiary has withheld, collected and paid all other levies, assessments, license fees and taxes to the extent required and, with respect to payments, to the extent that the same have become due and payable. Except as disclosed in writing to Dallas Research, neither the Company nor any Subsidiary has executed or filed with any taxing authority, United States, Canada or otherwise, any agreement extending the period for assessment or collection of any income taxes and is not a party to any pending action or proceeding by
         any  foreign  or  domestic   governmental   agency  for  assessment  or
         collection of taxes, and no claims for assessment or collection of taxes have been asserted against the Company.

                  (m) CONDUCT OF BUSINESS. Since the respective dates as of which information is given in the Memorandum, neither the Company nor any Subsidiary has (i) canceled, without payment in full, any notes, loans or other obligations receivable or other debts or claims held by it other than in the ordinary course of business; (ii) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its properties, tangible or intangible, or rights under any contract, permit, license, franchise or other agreement other than sales or other dispositions of goods or services in the ordinary course of business at customary terms and prices; (iii) increased the compensation payable to any of its officers, directors or other employees (including salaries, fringe benefits, pensions, profit participations and payments or benefits of any kind whatsoever but excluding an increase of US $20,000 in the base annual salary of the Vice-President Finance); (iv) entered into any line of business other than that conducted by it on such date or entered into any transaction not in the ordinary course of its business; (v) conducted any line of business in any manner except by transactions customary in the operation of its business as conducted on such date; or (vi) declared, made or paid or set aside for payment any cash or non-cash distribution on any shares of its capital stock.

                  (n) PROPERTIES. The Company and each Subsidiary has good and marketable title in fee simple to all real property, and good title to all personal property (tangible and intangible), owned by it, free and clear of all security interests, charges, mortgages, liens, encumbrances and defects, except such as are described in the Memorandum or such as do not materially affect the value or transferability of such property and do not interfere with the use of such property made or proposed to be made by the Company or such Subsidiary. The leases, licenses or other contracts or instruments under which the Company and each Subsidiary leases, holds or is entitled to use any property, real or personal, are valid, subsisting and enforceable only with such exceptions as are not material and do not interfere with the use of such property made, or proposed to be



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         made, by the Company or such Subsidiary,  and all rentals, royalties or other payments accruing thereunder which became due prior to the date of this Agreement have been duly paid, and neither the Company nor any Subsidiary is in default thereunder and, to the best of the Company's knowledge, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default thereunder. Neither the Company nor any Subsidiary has received notice of any violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties.

                  (o) INSURANCE. The Company and each Subsidiary has adequately insured its properties against loss or damage by fire or other casualty and maintains, in adequate amounts, such other insurance, including but not limited to, liability insurance, as is usually maintained by prudent companies engaged in the same or similar businesses.

                  (p) CONTRACTS. Each contract or other instrument (however characterized or described) to which the Company or any Subsidiary is a party, or to which the Company's or any Subsidiary's properties or businesses are or may be subject, has been duly and validly executed, is in full force and effect in all material respects and is enforceable against the parties thereto in accordance with its terms, and none of such contracts or instruments has been assigned by the Company or a Subsidiary. Neither the Company nor the Subsidiary nor, to the best of the Company's knowledge, any other party to such contract or instrument is in default thereunder and, to the best of the Company's knowledge, no event has occurred which, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. None of the material provisions of such contracts or instruments violates any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over the Company or any Subsidiary or any of its or such Subsidiary's assets or businesses.

                  (q) EMPLOYMENT AGREEMENTS. The employment agreements described in the Memorandum under the caption "Management and Directors -- Employment and Consulting Agreements" are valid and binding agreements enforceable against the Company and the respective other parties thereto in accordance with their terms, except insofar as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws or arrangements affecting creditors' rights generally and subject to principles of equity.

                  (r) BENEFIT PLANS. Except for the Incentive Stock Option Plan described in the Memorandum under the caption "Options to Purchase Shares," the Company has no employee benefit plans (including, without limitation, profit sharing and welfare benefit plans) or deferred compensation arrangements.

                  (s) CONTRIBUTIONS. Neither the Company nor any Subsidiary, directly or indirectly, at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution in violation of law, or (ii) made any payment to any governmental officer or official, or other person charged with public or quasi-public duties, other than payments or contributions required or allowed by applicable law.

                  (t) REG D QUALIFICATION. Subject to the warranties and covenants of Dallas Research in Section 7.2 of this Agreement, the offer and sale of the Special Warrants by the Company have satisfied and on each Closing Date will have satisfied, all of the requirements of Rule 506 of Reg D, and the Company is not disqualified from the exemption under Rule 506 of Reg D by virtue of Rule 507 of Reg D because neither it, nor any of its predecessors or affiliates has been subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failure to comply with Rule 503 of Reg D.

                  (u) FINDER'S FEE. Except for amounts paid or payable pursuant to the Agency Agreement, this Agreement and the U.S. Placement Agreement dated the date hereof between the Company and Sunrise (the "Sunrise Research Agreement"), neither the Company nor any Subsidiary incurred any liability for, or is aware of any claim for, any finder's or broker's fees or similar payments in connection with the Offering.

                  (v) INTANGIBLES. The Company and each Subsidiary owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, service marks, copyrights, rights, trade secrets, confidential information, processes and formulations used or proposed to be used in the conduct of its business as currently conducted (collectively, the "Intangibles"). To the best of the Company's knowledge, neither the Company nor any Subsidiary has infringed upon, or is presently infringing upon, the rights of others with respect to the Intangibles, and neither the Company nor any Subsidiary has received (i) any notice that it has or may have infringed or is infringing upon the rights of others with respect to the Intangibles, or (ii) any notice of conflict with the asserted rights of others with respect to the Intangibles which could, singly or in the aggregate, materially and adversely affect its business as presently conducted or its prospects, financial condition or results of operations, and the Company does not know of any basis therefor. To the best of the Company's knowledge, no others have infringed upon the Intangibles.

                  (w) LABOR RELATIONS. Except as disclosed in the Memorandum, no labor problem exists with the Company's employees or, to its knowledge, is imminent, which could have a material adverse effect on the Company.

                  (x) NO ADVERSE CHANGE. Since the date of the latest audited financial statements in the Memorandum, except as otherwise stated in the Memorandum, the Company has not (i) incurred any material liability or obligation, direct or contingent, or entered into any material transaction, whether or not in the ordinary course of business, or sustained any material loss or interference with its business from fire, storm, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and (ii) there have not been, and prior to the Final Closing Date there will not be, any changes in the capital stock or any material increases in the long-term debt of the Company or any material adverse change in or affecting the general affairs, management, financial condition, shareholders' equity, results of operations or prospects of the Company.

         In addition, any certificate signed by an officer of the Company and delivered to Dallas Research, or to counsel for Dallas Research, shall be deemed to be a representation and warranty by the Company to Dallas Research as to the matters covered thereby.

         6.       COVENANTS OF THE COMPANY.

                  (a) PLACEMENT MEMORANDUM. The Company will furnish Dallas Research, without charge, with as many copies of the Memorandum as Dallas Research may reasonably request. If, prior to the Final Closing Date, any event occurs as the result of which the Memorandum, as then amended or supplemented, would include an untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements made, in light of the circumstances in which they were made, not misleading, or if it shall be necessary to amend or supplement the Memorandum to comply with applicable law, the Company will forthwith notify Dallas Research thereof and furnish to Dallas Research, in such quantities as Dallas Research may reasonably request, an amended or supplemental Memorandum which corrects such statements or omissions or causes the Memorandum to comply with applicable law. Without the prior written consent of Dallas Research, no copies of the Memorandum or any other material prepared by the Company in connection with the Offering will be given by the Company or its counsel, or by any employee, director or agent of the Company, to any person in the United States except as contemplated by the Dallas Research Agreement.

                  (b) ADDITIONAL INFORMATION. The Company will furnish Dallas Research with such other information, documents and instruments as may be required for an offer made solely to accredited investors under Sections 3(b), 4(2) or 4(6) of the Securities Act and Reg D.

                  (c) STATE SECURITIES QUALIFICATION. The Company will provide Dallas Research's counsel with all information which such counsel determines to be necessary and otherwise cooperate with such counsel, to permit such counsel to take all necessary action to (i) qualify or register the Special Warrants for sale under the Blue Sky laws of the states of the United States in which Dallas Research determines that offers or sales will be made, or (ii) obtain an exemption from such qualification or registration in such states. The Company will promptly advise Dallas Research:

                           (A)  Of  any  order,   request  or  suggestion  by  a
                  securities regulator of any state for any amendment to the Memorandum or any other filed materials, or for additional information; and

                           (B) Of any action by a  securities  regulator  of any
                  state suspending the registration or qualification of the Special Warrants for offer or sale in such state or denying an exemption from such registration or qualification, or of the initiation or threat of any proceeding for such purpose, and the Company will use its best efforts to prevent such action, or if such action shall be taken, to obtain the withdrawal thereof at the earliest practicable date.

         The Company will provide Dallas Research any additional information, documents and instruments which Dallas Research shall deem necessary to comply with the rules, regulations and judicial and administrative interpretations in those states and jurisdictions where the Special Warrants are to be offered for sale or sold. The Company will cooperate with Dallas Research's counsel in filing all post-Offering forms, documents or materials and take all other post-Offering actions required by the Blue Sky laws of the states in which the Special Warrants have been offered or sold.

                  (d) USE OF PROCEEDS. The Company will use its reasonable best efforts to use the net proceeds of the Offering as set forth in the Memorandum under the caption "Use of Proceeds."

                  (e) REG D COMPLIANCE; PROSPECTUS UNDERTAKINGS. The Company will comply in all respects with the terms and conditions of Reg D and applicable Blue Sky laws with respect to the offering and the sale of the Special Warrants only to "accredited investors" within the meaning of Rule 501(a) of Reg. D. The Company will perform and fulfill in all respects the agreements and undertakings made by it in the Agency Agreement and the Subscription Agreements with respect to filing and obtaining receipts for a prospectus in Canada.

                  (f) RESTRICTION ON ISSUANCE OF SECURITIES. During the period commencing on the date hereof and terminating on the Final Closing Date the Company will not, without the prior written consent of Dallas Research, issue any securities other than upon the exercise of rights to acquire such securities exercised by holders of outstanding Convertible Securities or Options of the Company described in the Memorandum and other than stock options granted under the Plan described under the caption "Options to Purchase Shares" in the Memorandum.

                  (g) REGISTRATION RIGHTS. The Company will register Common Shares under the Securities Act for the public resale thereof in the United States in accordance with, and will be bound by the provisions of, Exhibit B to this Agreement which is incorporated herein by reference.

         7. ADDITIONAL REPRESENTATIONS AND COVENANTS OF THE COMPANY AND DALLAS RESEARCH.

         7.1. The Company hereby confirms the representations, warranties and covenants made by it in Schedule A to the Agency Agreement as of the date made and as of the date hereof.

         7.2.     The Company hereby represents and agrees to the following:

                  (a) The Company was on September 23, 1996 (the date of the sale of September Special Warrants under the Canadian Offer) a "foreign issuer" as defined in Rule 902(f) of Regulation S and reasonably believes that as of the date hereof there is and as of the dates of issuance of the Special Warrants and the Common Shares and Warrants (collectively, the "Securities") there will be no "substantial U.S. market interest" (as defined in Rule 902(n) of Regulation S) in the Securities.

                  (b) The Company is not an open-end investment company, closed-end investment company, unit investment trust or face-amount certificate company that is registered or required to be registered under the United States Investment Company Act of 1940, as amended.

                  (c) Neither the Company nor any of its affiliates nor any person acting on its or their behalf (other than the Agent, Dallas Research and Sunrise, as to which the Company makes no representation) has taken or will take any action which would cause the safe harbor provision afforded by Rule 903 of Regulation S to be unavailable for the Canadian Offer or the private offering exemption under Section 4(2) of the Securities Act to be unavailable for the Dallas Research Offer or which would constitute a violation of Rule 10b-6 or Rule 10b-7 under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") under the Exchange Act.

                  (d) None of the Company, its affiliates or any person acting on its or their behalf (other than the Agent, Dallas Research and Sunrise as to which the Company makes no representation) has offered or will offer to sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Reg D) or in any manner involving a public offering within the meaning of
         Section 4(2) of the Securities Act.

                  (e) Neither the Company nor its affiliates nor any person acting on its or their behalf (other than the Agent, Dallas Research and Sunrise as to which the Company makes no representation) has offered or will offer any of the Securities other than pursuant to the Canadian Offer, the Dallas Research Agreement and this Agreement or has made or will make any "directed selling efforts" within the meaning of Rule 902(b) of Regulation S with respect to the Securities, to the extent that any such action would cause the exemption afforded by Regulation S to be unavailable for offers and sales in the Canadian Offer.

         7.3      Dallas Research represents and agrees to the following:

                  (a) it will comply in all respects with the terms and conditions of Reg D and applicable Blue Sky laws with respect to the offering and the sale of the Special Warrants only to "accredited investors" within the meaning of Rule 501(a) of Reg D.

                  (b) it will not make offers or sales of the Special Warrants in any jurisdiction in which the Special Warrants have not been qualified or registered, or are not exempt from such qualification or registration.

                  (c) it has not and will not engage in any "directed selling efforts" within the meaning of Rule 902(b) of Regulation S or in any general solicitation or advertising within the meaning of Reg D in connection with the Dallas Research Offer, and (e) it has not and will not take any action in connection with the Dallas Research Offer that would constitute a violation of Rule 10b-6 or 10b-7 under the Exchange Act.

         8.(a) CONDITIONS TO DALLAS RESEARCH'S OBLIGATIONS. The obligations of Dallas Research hereunder on each Closing Date will be subject to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of such Closing Date, to the performance by the Company of all its obligations hereunder and to the following additional conditions:

                           (i) DUE  QUALIFICATION  OR EXEMPTION.  (A) The Dallas
                  Research Offer will have been registered or qualified, or be exempt from registration or qualification, under the Blue Sky laws of all necessary states pursuant to Section 6(c) above, and (B) no order suspending the offer or sale of the Special Warrants, will have been issued by the Commission or any other governmental authority, and no proceeding for that purpose will have been initiated or threatened;

                           (ii) NO MATERIAL MISSTATEMENTS.  Dallas Research will
                  not have notified the Company that any Blue Sky law filing, the Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which in Dallas Research's opinion is material, or omits to state a fact which in its opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading;

                           (iii) CERTIFICATE OF CHAIRMAN.  The Company will have
                  delivered to Dallas Research a certificate of the Company's Chairman, dated as of such Closing Date, to the effect that all the representations and warranties of the Company set forth in Section 5 and Section 7 of this Agreement remain true and in full force and effect as of such Closing Date;

                           (iv) OPINION OF COUNSEL.  Dallas  Research  will have
                  received from Ballem MacInnes, counsel to the Company, a signed opinion, dated as of such Closing Date, substantially in the form attached as Exhibit C hereto or in such other form as may be proposed by Ballem MacInnes and is acceptable to Dallas Research and its counsel; and

                            (v) LOCK-UP  AGREEMENTS.  Dallas  Research will have
                  received from each director and each officer of the Company a written undertaking in the form of Exhibit D hereto prohibiting dispositions of Common Shares and other equity securities of the Company without the prior written consent of Dallas Research at any time prior to the date specified therein.

                  (b) CONDITIONS OF THE COMPANY'S OBLIGATIONS. The obligations of the Company hereunder on each Closing Date will be subject to the accuracy of the representations and warranties of Dallas Research contained herein as of the date hereof and as of such Closing Date, to the performance by Dallas Research of its obligations hereunder and to the following additional conditions:

                            (i) ABSENCE OF GOVERNMENT ACTION. No order suspending the offer or sale of the Special Warrants will have been issued by the Commission or any other governmental authority, and no proceeding for that purpose will have been initiated or threatened; and

                           (ii) NO MATERIAL MISSTATEMENTS.  The Company will not
                  have notified Dallas Research that any Blue Sky law filing, the Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which in the Company's opinion is material, or omits to state a fact which in its opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading, in each case only with respect to information contained therein concerning Dallas Research.

         9. EXPENSES OF SALE. In addition to those items referred to in Section 4 hereof, the Company will pay or cause to be paid all costs and expenses incident to the Dallas Research Offer, whether or not it is consummated, including, without limitation, all taxes, if any, payable as a result thereof and the fees, disbursements and expenses of (a) the Company's counsel and accountants, (b) the preparation, printing or other reproduction and the mailing of the Memorandum and other documents (all in such quantities as Dallas Research may reasonably require), and (c) the registration or qualification of the Special Warrants for offer and sale in the applicable states as provided in
Section 6(c), or obtaining exemptions from such registration or qualification, including the fees, expenses and disbursements of Dallas Research's counsel in connection therewith.

         10.  INDEMNIFICATION AND CONTRIBUTION.

                  (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless Dallas Research and each person, if any, who controls Dallas Research within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Dallas Research or such controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Memorandum, or (B) in any Blue Sky law filing to the extent such statement was based on information furnished by the Company, or (ii) the omission or alleged omission to state in the Memorandum or in any Blue Sky law filing a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse Dallas Research and each such controlling person for any legal or other expenses reasonably incurred by Dallas Research or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Memorandum in reliance upon and in conformity with written information furnished to the Company by Dallas Research specifically for use in the Memorandum.

                  (b) INDEMNIFICATION BY DALLAS RESEARCH. Dallas Research agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or such controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Memorandum, or (B) in any Blue Sky filing to the extent such statement relates solely to Dallas Research, or (ii) the omission or alleged omission to state a material fact required to be stated in the Memorandum or (to the extent such omission was of a material fact relating solely to Dallas Research) in any Blue Sky law filing, or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that Dallas Research will be liable in any such case based on the Memorandum only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission in the Memorandum was made in reliance upon and in conformity with written information furnished to the Company by Dallas Research specifically for use in the Memorandum.

                  (c) PROCEDURE. Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify in writing the indemnifying party of the commencement thereof; and the omission so to notify the indemnifying party will (unless the indemnifying party was unaware of such action and was materially prejudiced by such omission) relieve it from any liability under this Section 10 as to the particular item for which indemnification is then being sought, but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that if, in the reasonable judgment of the indemnified party, it is advisable for the indemnified party to be represented by separate counsel, the indemnified party shall have the right to employ a single counsel in each jurisdiction to represent the indemnified parties who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified parties thereof against the indemnifying party, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party, which consent shall not be unreasonably withheld.

                  (d) CONTRIBUTION.  If the indemnification provided for in this
         Section 10 is unavailable to any indemnified party in respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and Dallas Research on the other hand, from the Offering, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand, and of Dallas Research on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and Dallas Research on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Dallas Research Offer before deducting expenses) received by the Company, bear to the initial value of the compensation and to Dallas Research pursuant to Section 4.1 of this Agreement. The relative fault of the Company on the one hand, and Dallas Research on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, and its relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount payable by a party as a result of the losses, claims, damages, liabilities or expenses referred to above will be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The Company and Dallas Research agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 10(d).

         11. REPRESENTATIONS AND COVENANTS TO SURVIVE DELIVERY. All representations, warranties and covenants of the Company and of Dallas Research herein will survive the delivery and execution hereof and each Closing hereunder, and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Dallas Research or any person who controls Dallas Research within the meaning of the Securities Act, or by the Company or any person who controls the Company within the meaning of the Securities Act, and will survive delivery of the Special Warrants hereunder and any termination of this Agreement.

         12. TERMINATION BY DALLAS RESEARCH. Dallas Research will have the right to terminate this Agreement by giving written notice as herein specified, at any time:

                  (a) If the Company shall have failed, refused, or been unable to perform any of its obligations hereunder;

                  (b) If any condition set forth in Section 8 hereof is not fulfilled; or

                  (c) If there has occurred an event materially or adversely affecting the value of the Special Warrants.

If Dallas Research elects to terminate this Agreement pursuant to this Section 12, the Company will be notified promptly in accordance with Section 13 hereof. If this Agreement is terminated pursuant to this Section 12 prior to the Final Closing, the Company will reimburse Dallas Research for all reasonable out-of-pocket disbursements (including fees and disbursements of Dallas Research's counsel) actually incurred by Dallas Research in connection with the Dallas Research Offer and not theretofore paid. Notwithstanding the foregoing, nothing contained in this Section 12 shall imply that Dallas Research has undertaken any commitment to sell the Special Warrants other than to use its best efforts.

         13. NOTICES. Any notice hereunder shall be in writing and shall be effective when delivered in person or by facsimile transmission, or seven business days after being mailed by certified or registered mail, postage prepaid, return receipt requested, to the appropriate party or parties, at the following addresses: if to Dallas Research, to Dallas Research & Trading, Inc., 4851 LBJ Freeway, Suite 400, Dallas, Texas 75244 (facsimile 972-239-2110),
Attention: Mr. Mark Still, with a copy to Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, Attention: Steven J. Glusband (facsimile 212-732-3232); if to the Company, to HealthCare Capital Corp., 1120-595 Howe Street, Vancouver, B.C. V6C 2T5, Canada, Attn: Douglas F. Good, with a copy to Ballem MacInnes, 1800 First Canadian Centre, 350 - 7th Avenue S.W., Calgary, Alberta T2P 3N9, Canada, Attn: William DeJong (facsimile 403-233- 8979), or, in each case, to such other address as the parties may hereinafter designate by like notice.

         14. PARTIES. This Agreement will inure to the benefit of and be binding upon Dallas Research, the Company and their respective successors and assigns. This Agreement is intended to be, and is for the sole and exclusive benefit of the parties hereto and the other indemnified parties described in subsections 10(a) and 10(b) hereof and Exhibit B hereto, and their respective successors and assigns, and for the benefit of no other person, and no other person will have any legal or equitable right, remedy or claim under, or in respect of this Agreement. No purchaser of any of the Special Warrants will be construed as successor or assign merely by reason of such purchase.

         15. AMENDMENT OR MODIFICATION. Neither this Agreement, nor any term or provision hereof, may be changed, waived, discharged, amended, modified or terminated or in any manner other than by an instrument in writing signed by each of the parties hereto.

         16. FURTHER ASSURANCES. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intent and purposes of this Agreement and to carry out its provisions.

         17. VALIDITY. In case any term of this Agreement will be held invalid, illegal or unenforceable, in whole or in part, the validity of any of the other terms of this Agreement will not in any way be affected thereby.

         18. WAIVER OF BREACH. The failure of any party hereto to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred in any one or more instances, will not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, and the same will be and remain in full force and effect.

         19. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding of the parties with respect to the entire subject matter hereof, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied herein. Any and all prior discussions, negotiations, commitments and understanding relating thereto, including without limitation, that certain letter of intent dated August 23, 1996, between the Company and Dallas Research, are superseded hereby. There are no conditions precedent to the effectiveness of this Agreement other than as stated herein, and there are no related collateral agreements existing between the parties that are not referred to herein.

         20. COUNTERPARTS. This Agreement may be executed in counterparts and each of such counterparts will for all purposes be deemed to be an original, and such counterparts will together constitute one and the same instrument.

         21. LAW. This Agreement will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. The Company (a) agrees that any legal suit, action or proceeding arising out of or relating to this letter will be instituted exclusively in the federal or state courts in Dallas, Texas, (b) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of such courts in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in such courts and agrees that service of process upon the Company mailed by certified mail to the Company's address will be deemed in every respect effective service of process upon the Company, in any suit, action or proceeding.

         If the foregoing correctly sets forth our understanding, please so indicate in the space provided below for that purpose, whereupon this letter will constitute a binding agreement between us dated for reference October 14, 1996 but effective November 7, 1996.


                               HEALTHCARE CAPITAL CORP.



                               By: /S/ DOUGLAS F. GOOD
                                   Name: Douglas F. Good
                                   Title:  Chairman


CONFIRMED AND ACCEPTED:               Confirmed as to Section 2:


DALLAS RESEARCH & TRADING, INC.       C.M. OLIVER & COMPANY LIMITED



By:                            By: /S/ C. M. O'BRIAN
     Name:                         Name:  C. Michael O'Brian
     Title:                        Title:  Director and Chairman

                                    EXHIBIT A

                             AGENT'S SPECIAL OPTION
                                   for Shares

                                       of

                    HEALTHCARE CAPITAL CORP. (the "Company")
                    (Incorporated under the laws of Alberta)



THIS IS TO CERTIFY THAT, of o (the "Agent") is the registered holder of an option whereby it is entitled, without payment of any additional consideration, to be issued o warrants (the "Agent's Warrants") of HealthCare Capital Corp. (the "Company") during the exercise period referred to below, subject to adjustment as provided for herein. The Agent's Warrants will entitle the Agent to purchase up to o common shares of the Company at a price of $1.25 (U.S.) per share on or prior to August 31, 1998 unless cancelled earlier as described in the certificate for the agent's Warrants. The Agent's Warrants will be in the form attached as Schedule "B".

This Special Option may be exercised only at the offices The R-M Trust Company (the "Transfer Agent"), at 600 The Dome Tower, 333 - 7th Avenue S.W., Calgary, Alberta, T2P 2Z1, by completing the exercise form attached hereto as Schedule "A".

The Company has covenanted under the placement agreement between the Company and the Agent dated as of October 14, 1996 (the "Placement Agreement") that, among other things, it will use its reasonable best efforts to expeditiously obtain receipts for a final prospectus (the "Final Prospectus") from the securities regulatory authority of each of British Columbia, Alberta and such other jurisdictions as approved by the Agent and the Company (the "Qualifying Jurisdictions"), for the purposes of qualifying, under the applicable laws of such provinces, the distribution of the Agent's Warrants, issuable upon the exercise of this Special Option. This Special Option will be deemed to have been exercised by the Agent (without any further action on the part of the Agent), on the earlier of the fifth business day following the day (the "Qualification Date") on which a receipt is issued for the Final Prospectus by the last of the securities regulatory authorities of the Provinces of the Qualifying Jurisdictions and the first anniversary of the date of this Special Option (such earlier date being herein called the "Deemed Exercise Date").

This Special Option may be exercised by the Agent during the period commencing on the day this Special Option is issued and ending at 5:00 p.m. (Calgary time) on the day prior to the Deemed Exercise Date. The Agent may not exercise less than all of this Special Option.

If this Special Option is exercised by the Agent on or before the day prior to the Qualification Date, the Agent's Warrants issued on the exercise may be subject to statutory restrictions on transfer and the Agent's Warrants will be endorsed with a legend stating that they may not be traded in Alberta until the day which is one year from the date of this Special Option.

On and after the date of any exercise or deemed exercise of this Special Option evidenced by this Special Option Certificate, the Agent will have no rights hereunder except to receive certificates representing the Agent's Warrants registered in the names and amounts directed by the Agent upon surrender of this Special Option to the Transfer Agent at its principal office in Calgary, Alberta.

The number of common shares issuable upon the exercise or deemed exercise of this Special Option shall be adjusted in the events and in the manner following

         (a) If, after November 20, 1996, the Company consolidates or subdivided its shares or pays a stock dividend, the number of shares to be issued on the exercise of the Agent's Special Option will be increased or decreased proportionately so that the Agent's Special Option will entitle the Agent to the same percentage of shares of the Company immediately after the subdivision, consolidation or stock dividend as the Agent was entitled to immediately before that event occurred.

         (b) In case of any capital reorganization or reclassification of the capital of the Company or the merger or amalgamation of the Company with or into any other company after November 20, 1996, this Special Option will, after the capital reorganization, reclassification of capital, merger or amalgamation, confer the right to purchase the number of shares or other securities of the Company or of the company resulting from the capital reorganization, reclassification, merger or amalgamation, as the case may be, which would have been issued to the Agent if the Agent had fully exercised this Special Option immediately before the capital reorganization, reclassification, consolidation, merger or amalgamation and in any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Special Option so that rights of the Agent after the event correspond as nearly as possible to the rights of the Agent before the event.

         (c)      The adjustments provided for herein are cumulative.

On presentation at the offices of the Transfer Agent as set out above, this Special Option may be exchanged for the Agent's Warrants.

This Special Option is non-transferable other than to members of the Agent's selling group, as contemplated in the Agency Agreement.

The Holding of this Special Option does not constitute the Agent a shareholder of the Company or entitle it to any right or interest in respect thereof except as otherwise provided herein.

Time will be of the essence hereof.

IN WITNESS WHEREOF HealthCare Capital Corp. has caused this Special Option to be signed by an officer duly authorized in that behalf as of November o, 1996.

HEALTHCARE CAPITAL CORP.



Authorized Signatory

                                  SCHEDULE "A"

                  NOTICE OF EXERCISE OF AGENT'S SPECIAL OPTION


TO:      HEALTHCARE CAPITAL CORP.
         c/o THE R-M TRUST COMPANY
         600 The Dome Tower
         333 - 7th Avenue S.W.
         Calgary, Alberta
         T2P 2Z1


The undersigned, o hereby exercises its right to be issued o warrants of HealthCare Capital Corp. (the "Agent's Warrants") that are issuable pursuant to an option.

The undersigned hereby irrevocably directs that the said Agent's Warrants be issued and delivered as follows:

         c/o o




DATED THIS            day of                                        , 19      .
           ----------        ---------------------------------------    ------




Witness                                              Signature



                                                              Position

                                  SCHEDULE "B"

                                           No.      B-1 HEALTHCARE CAPITAL CORP.

                    NON-TRANSFERABLE SHARE PURCHASE WARRANTS


THIS IS TO CERTIFY that for value received, o of o is entitled to purchase up to
o fully paid and non-assessable common shares of HealthCare Capital Corp. (the "Company") pursuant to this share purchase warrant (the "Warrant") on the following terms and conditions:

         (a) the o common shares may be purchased at any time up to 5:00 p.m., Calgary Time, on August 31, 1998, unless cancelled earlier in accordance with the terms and conditions attached as Appendix I (the "Terms and Conditions");

         (b)      the exercise price is $1.25 (U.S.) per share;

         (c) this Warrant may be exercised only at the offices of The R-M Trust Company, 600 The Dome Tower, 333 - 7th Avenue S.W., Calgary, Alberta, T2P 2Z1, the Registrar and Transfer Agent of the Company, or at the offices of another Registrar and Transfer Agent appointed by the Company;

         (d)      this Warrant is non-transferable;

         (e)      this Warrant is subject to the Terms and Conditions.


The terms used in this certificate have the same meaning set out in the Terms and Conditions.

DATED:

HEALTHCARE CAPITAL CORP.


                                                              c/s

By:
         Authorized Signatory

COUNTERSIGNED BY:
THE R-M TRUST COMPANY


By:
         Authorized Signatory

                                   Appendix I

                                     WARRANT
                            HEALTHCARE CAPITAL CORP.

These are the terms and conditions attached to the non-transferable share purchase warrant of Dallas Research & Trading Inc. issued by HealthCare Capital Corp. (the "Warrant"):


1.       INTERPRETATION

1.1      Definitions

In these terms and condition:

         (a) "Company" means HealthCare Capital Corp. or a successor corporation bound under this agreement pursuant to section 6;

         (b) "Company's Auditors" means the independent firm of accountants appointed from time to time as auditors of the Company;

         (c) "Company's Registrar and Transfer Agent") means The R-M Trust Company, of 600 The Dome Tower, 333 - 7th Avenue S.W., Calgary, Alberta, T2P 2Z1, or another registrar and transfer agent of the Company duly appointed by the Company as its registrar and transfer agent;

         (d) "Director" means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a board, or whenever duly empowered, action by a committee of the board;

         (e)      "person"  means  an  individual,   corporation,   partnership,
                  trustee or any unincorporated organization;

         (f) "Warrant"" means the share purchase warrant of the Company authorized under subsection 2.1 and outstanding from time to time.

         (g) "shares" means the common shares in the capital of the Company as it is constituted at the date of the Warrant and any shares substituted for such shares or resulting from any subdivision or consolidation of such shares;

         (h) "Warrant Holder" or "Holder" means the bearer of the Warrant for the time being; and

         (i) Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.2      Interpretation Not Affected by Headings

The division of these terms and conditions into sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of those terms and conditions.

1.3      Applicable Law

The Warrant will be governed by the law of Alberta.

1.4      Currency

A reference to currency in the Warrant means United States dollars, unless otherwise indicated.


2.       ISSUE OF WARRANT

2.1      Issue of Warrant

The Warrant entitles the Warrant Holder to purchase an aggregate of opreviously unissued common shares in the capital of the Company, subject to adjustment under section 4.9 hereof.

2.2      Additional Warrant

The Warrant will not restrict the Company from issuing further shares in its capital or rights to purchase shares while the Warrant is outstanding.

2.3      Issue in Substitution of Loss Warrant

If a Warrant is mutilated, lost, destroyed or stolen:

         (a) the Company in its discretion may issue and deliver a new Warrant in substitution for the one mutilated, lost, destroyed or stolen, and the substituted Warrant will entitle the Holder to the same rights and benefits as the mutilated, lost, destroyed or stolen Warrant;

         (b)      the Company will be entitled to require the Holder to provide:

                  (i)      appropriate   evidence  of  ownership  of  the  lost,
                           destroyed or mutilated Warrant;

                  (ii) proof of loss, destruction or mutilation of the Warrant;

                  (iii) an indemnity in the amount and form acceptable to the Company; and

                  (iv) payment of the reasonable costs of the Company to replace the Warrant.

2.4      Warrant Holder Not a Shareholder

The Warrant does not entitle the Holder to any rights as a share holder of the Company.


3.       TRANSFER AND NOTICE

3.1      Warrant Not Transferable

The Warrant is not transferable.

3.2      Notice to Warrant Holder

Any notice by the Company to a Holder may be delivered, mailed or sent by facsimile. Notices delivered are deemed to be received on actual delivery. Notices mailed are deemed to be received on the second business day after mailing and notices sent by facsimile are deemed to be received at the time of transmission.

3.3      Early Cancellation

Upon the acceptance for listing or quotation of the Company's shares on a recognized stock exchange or national trading market in the United States, if the closing bid for the Company's shares is not less than $3.00 (U.S.) per share for a period of twenty consecutive trading days, the Company will have the option, on 45 days written notice to the Holder, to force the exercise or cancellation of the Warrant.


4.       EXERCISE OF WARRANT

4.1      Method of Exercise of Warrant

The rights to acquire the shares of the Company granted by this Warrant Certificate may be exercised by the Holder, in whole or in part (but not as to a fractional Common Share), by:

         (1) duly completing in the manner indicated and executing the subscription form attached hereto;

         (2) delivering and surrendering this Warrant certificate at the offices of the Company's Registrar and Transfer Agent; and

         (3) delivering to the Company's Registrar and Transfer Agent cash, certified cheque or bank draft payable to the Company for the amount then due to the Company for the number of shares purchased on the exercise of this Warrant.

4.2      Effective Date of Issue

Any shares issued on the exercise of the Warrant will be issued effective on the date the Warrant is surrendered and payment is made.

4.4      Delivery of Share Certificates

Unless otherwise directed, the Company will, within ten days of the date a Warrant is validly exercised, mail to the Holder a certificate or certificates representing the shares purchased.

4.5      Subscription for Less than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number to which he is entitled to purchase pursuant to the surrendered Warrant and the Company will deliver to the Holder a new Warrant representing the right to purchase the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant at the same price and on the same terms and conditions as the surrendered Warrant.

4.6      Warrant for Fractions of Shares

The Warrant will not entitle the Holder to purchase a fraction of a share.

4.7      Expiry of Warrant

After the expiry of the period within which a Warrant is exercisable, all rights will wholly cease and terminate and such Warrant will be void and of no effect.

4.8      Exercise Price

Except as adjusted pursuant to these terms and conditions, the exercise price of the Warrant is the price set out on the face of the Warrant.

4.9      Adjustment of Number and Price

The exercise price and the number of shares deliverable upon the exercise of the Warrant are subject to adjustment in the events and in the manner following:

         (a) If, after November 20, 1996, the Company consolidates or subdivides its shares or pays a stock dividend, the exercise price and the number of shares to be issued on the exercise of the Warrant will be increased or decreased proportionately so that the Warrant will entitle the Holder to purchase the same percentage of shares of the Company at the same total price immediately after the subdivision, consolidation or stock dividend as the Holder could purchase immediately before that event occurred.

         (b) In case of any capital reorganization or reclassification of the capital of the Company or the merger or amalgamation of the Company with or into any other company, after November 20, 1996, each Warrant will, after the capital reorganization, reclassification of capital, merger or amalgamation, confer the right to purchase the number of shares or other securities of the Company or of the company resulting from the capital reorganization, reclassification, merger or amalgamation, as the case may be, which would have been issued to the Holder if the Holder had fully exercised the Warrant immediately before the capital reorganization, reclassification, consolidation, merger or amalgamation and in any such case, if necessary, appropriate adjustments will be made in the price and the application of the provisions of the Warrant so that rights of the Holder after the event correspond as nearly as possible to the rights of the Holder before the event.

         (c)      The   Adjustments   provided  for  in  this   subsection   are
                  cumulative.

4.10     Determination of Adjustments

Any disputes between the company and any Holder relating to adjustments made under this section will be finally determined by the Company's Auditors or, if they will not consent to determine the dispute, another firm of Chartered Accountants in Calgary, Alberta, appointed by the Company.


5.       COVENANTS BY THE COMPANY

5.1      General Covenants

The Company will reserve and set aside sufficient shares in its authorized capital to issue all the shares which may be issued from time to time on the exercise of the Warrant.


6.       MODIFICATION OF TERMS, MERGER, SUCCESSORS

6.1      Modification of Terms and Conditions for Certain Purposes

The Company may modify these terms and conditions for any one or more or all of the following purposes:

         (a) to add to these terms and conditions any additional covenants and enforcement provisions as, in the opinion of counsel for the Company, are necessary or advisable to clarify or more fully articulate the terms of the Warrant, if additional covenants and enforcement provisions do not affect the substantive rights or obligations of the Warrant Holder;

         (b) to add to or alter the provisions of these terms and conditions for the registration, transfer or exchange of the Warrant which do not affect the substance of these terms and conditions;

         (c) for any other purpose not inconsistent with the terms hereof, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein; and

         (d)      to  evidence  the  succession  of  any   corporation  and  the
                  assumption by any successor of the covenants of the Company under the Warrant.

6.2      Company May Merge on Certain Terms

The Warrant will not prevent the Company from amalgamating or otherwise merging with another corporation or corporations, if the resulting entity is bound or agrees to be bound by the terms of the Warrant.

6.3      Successor Company Substituted

If the  Company  is  amalgamated  or  otherwise  merged  with or into any  other corporation or corporations, the successor corporation formed by such consolidation or amalgamation, or into which the Company is merged will be substituted for the Company hereunder. such changes in phraseology and form (but not in substance) may be made in the Warrant as may be appropriate in view of such consolidation, amalgamation, merger or transfer.

                                SUBSCRIPTION FORM

TO:      HEALTHCARE CAPITAL CORP.

The undersigned holder of this Warrant hereby subscribes for previously unissued common shares in the capital of HealthCare Capital Corp. (the "Company") pursuant to this Warrant on the terms specified in the said Warrant. This subscription is accompanied by a certified cheque or money order payable to the Company for the whole amount of the purchase price of the said shares.

Please register the shares in the name and address appearing on the face of the Warrant or as follows:


Name













Address















                  TOTAL:
Number of Shares


















(Please print full name in which share certificates are to be issued.)

Dated this             day of                                    , 199   .
           -----------        -----------------------------------     ---


In the presence of:




Signature of Witness                                 Signature of Warrant Holder



Name of Witness

                                                       - 8 -
Address of Witness

                                                                       EXHIBIT B


         1.       REGISTRATION UNDERTAKINGS.

                  (a) For the purpose of this Exhibit B, the term "Registerable Shares" shall mean the Common Shares of the Company issuable upon (i) the exercise or deemed exercise of the Special Warrants (including the Compensation Warrants) issued in connection with the Dallas Research Offer; (ii) the exercise of the Warrants issued upon the exercise or deemed exercise of such Special Warrants and (iii) the exercise of the Dallas Research Warrants issued upon the exercise of the Dallas Research Option.

                  (b) At any time prior to the fourth anniversary of the Final Closing Date, the holder or holders (the "Holders") of at least twenty percent (20%) of the Registerable Shares (counting as Registerable Shares for this purpose securities referred to in Section 1(a) above that are exercisable for Registerable Shares) may request, in writing, that the Company register for resale under the Securities Act not less than twenty percent (20%) of the Registerable Shares. The Company will give prompt written notice (the "Notice") of such request to each other Holder and will, as promptly as practicable (but in any event within 60 days), after receipt of such request prepare and file with the United States Securities and Exchange Commission (the "Commission") (at the Company's own expense) a registration statement under the Securities Act sufficient to permit the public offering of the Registerable Shares specified by the Holders in the aforementioned request and such other Registerable Shares as may be specified by other Holders by written notice to the Company given within twenty (20) days after the receipt by them of the Notice. The Company will use its reasonable best efforts to cause such registration statement to become effective under the Securities Act as promptly as practicable and to maintain such effectiveness so as to permit resale of the Registerable Shares covered thereby until the earlier of the time that all such Registerable Shares have been sold and the time that all such Registerable Shares may be sold pursuant to the provisions of Rule 144(k) under the Securities Act; provided that the Company shall only be obligated to file one such registration statement under this Section 1(b).

                  (c) If at any time from and after the Final Closing Date the Company proposes to register any of its securities under the Securities Act (on a form other than Form S-4 or S-8 or their equivalents), the Company will (i) promptly notify all Holders that such registration statement will be filed and that the Registerable Shares which are then held by such Holders will be included in such registration statement at their request and (ii) subject to the last sentence of this subsection (c), cause such registration statement to cover all Registerable Shares which it has been so requested to include by the Holders, provided such request is delivered to the Company not later than 20 days after such notice is given to the Holders and specifies the number of Registerable Shares to be included in the proposed registration statement. Notwithstanding the foregoing provisions, if such registration statement relates to an underwritten offer of Common Shares and the managing underwriter shall inform in writing the Company and the Holders that the managing underwriter believes that the number of shares requested to be included in such registration statement would materially, adversely affect its ability to effect such offering, then the Company will include in such registration statement the number of Common Shares which the Company is so advised can be sold in (or during the time of) such offering as follows: First, all shares proposed by the Company to be sold for its own account, and, second, such Registerable Shares requested to be included in such registration, pro rata by the Holders and other security holders having registration rights on the basis of the number of Registerable Shares and other Common Shares so proposed to be sold by the Holders and by such other security holders and so requested to be included; PROVIDED, HOWEVER, that the Company shall be obligated to register any Registerable Shares and other Common Shares so excluded from the registration statement pursuant to a registration statement within ninety (90) days after the effectiveness of such registration statement or such greater number of days as may be specified in "lock-up" agreements entered into with the managing underwriter.

                  (d) In connection with any registration statement filed pursuant to this Section 1 (a "Registration Statement"), the Company shall take such action as may be necessary to register or qualify the Registerable Shares registered thereunder under the securities or blue sky laws of such states of the United States as shall reasonably be requested by the prospective sellers, and shall do any and all other acts which may be necessary or advisable to permit the proposed sale or other disposition of such Registerable Shares in any such state; provided that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation in any jurisdiction where it is not already so qualified, or to execute a general consent for service of process in suits other than those arising out of the offer and sale of the Registerable Shares, or to take any action which would subject it to taxation in any jurisdiction where it is not then so subject.

                  (e) The Company's obligations to register and qualify under this Section 1 Registerable Shares of any Holder shall be conditioned in each instance upon the timely receipt by the Company in writing of (1) information from such Holder as to the proposed plan of distribution of such Holder's Registerable Shares to be included in the Registration Statement, and (2) such other information as the Company may reasonably require from such Holder for inclusion in the Registration Statement.

                  (f) All fees, disbursements and out-of-pocket expenses (other than any brokerage fees and commissions and legal fees of counsel to any Holder) in connection with the Registration Statement (or seeking or obtaining the opinion of counsel to the Company under Section 1(g) and, if in the sole discretion of the Company deemed desirable, any no-action position of the Commission with respect to sales pursuant to Rule 144 under the Securities Act) and in complying with applicable state securities laws shall be borne by the Company. The Company at its expense will supply the Holders of Registerable Shares included in the Registration Statement with copies of such Registration Statement and the prospectus included therein and in such quantities as may be reasonably requested by them. In connection with each Registration Statement, the Company shall furnish to Holders of Registerable Shares included therein with such opinions of counsel, comfort letters of accountants, certificates and such other documents that are customary in connection with underwritten public offerings and that are reasonably requested by such Holders.

                  (g) The Company  shall not be  required  by this  Section 1 to file any Registration Statement relating to Registerable Shares of any Holder if the Company shall furnish such Holder with a written opinion of counsel reasonably satisfactory to such Holder to the effect that the proposed public offering or other transfer of Registerable Shares as to which registration is requested is exempt from the registration or qualification requirements of all applicable federal and state securities laws and would result in all purchasers or transferees thereof obtaining securities which are not "restricted securities" as defined in Rule 144 under the Securities Act.

                  (h) If, after the date of the Memorandum, the Company grants to any person registration rights which are more favorable to such person than those afforded to the Holders under this Section 1, the Holders shall without further action be entitled to the benefits of such more favorable rights.

         2.       INDEMNIFICATION.

                  (a) In the event of the filing of any Registration Statement pursuant to Section 1 hereof, the Company agrees to indemnify and hold harmless each Holder of Registerable Shares identified as a selling security holder therein and each person, if any, who controls such Holder within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several (including the costs of any reasonable investigation and legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, or any related preliminary prospectus, final prospectus, or amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable under this Section 2(a) in any such case to the extent that any such losses, claims, damages or liabilities arise solely out of or are based upon an untrue statement of a material fact contained in or any omission of a material fact from such Registration Statement, preliminary prospectus, final prospectus or amendment thereof or supplement thereto in reliance upon, and in conformity with, information furnished in writing to the Company by such Holder specifically for use therein. This indemnity will be in addition to any liability which the Company may otherwise have.

                  (b) Each Holder of Registerable Shares who is identified as a selling security holder in a Registration Statement referred to in Section 2(a) will agree, severally and not jointly, to indemnify and hold harmless the Company, each other person referred to in subparts (1), (2) and (3) of Section 11(a) of the Securities Act in respect of such Registration Statement, and each person, if any, who controls the Company or any such person within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities (including costs of any reasonable investigation and legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, or any related preliminary prospectus, final prospectus or amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in such Registration Statement, preliminary prospectus, final prospectus or amendment thereof or supplement thereto in reliance upon, and in conformity with, information furnished in writing to the Company by such Holder specifically for use therein. This indemnity agreement will be in addition to any liability which a Holder may otherwise have to the Company.

                  (c) Any party that proposes to assert the right to be indemnified under this Section 2 shall, promptly after receipt of notice of the commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this
Section 2, notify each such indemnifying party of the commencement thereof, enclosing a copy of all papers served. No indemnification provided for in
Section 2(a) or 2(b) shall be available to any party who shall fail to give notice as provided in this Section 2(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party other than under this Section 2 or Section 3 below. In case any such action, suit or proceeding is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, such indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel (which shall not be unreasonably withheld), the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, suit or proceeding but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be differing or additional defenses available to it and not to one or more of the indemnifying parties in such action, suit or proceeding so that it would be inappropriate for counsel to represent both the indemnified party and the indemnifying party in view of actual or potential conflicts of interest (in which case if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such indemnified party); or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of the indemnified party's counsel shall be at the expense of the indemnifying parties, it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the Holders and their controlling persons, which firm shall be designated in writing by a majority in interest of such Holders (based upon the value of the securities included in the Registration Statement). An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

         3. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 2 is due in accordance with its terms but for any reason is held to be unavailable or insufficient to hold harmless an indemnified party, the Company on the one hand and any Holder on the other hand shall, in lieu of indemnifying such indemnified party, contribute to the aggregate losses, claims, damages or liabilities referred to in Section 2 above (including costs of any investigation and legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted), in such proportions as is appropriate to reflect the relative benefits received by the Company and the Holders from any offering of Registerable Shares and the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and any Holder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission related to information supplied by the Company (including for this purpose information supplied by any officer, director, employee or agent of the Company) or to written information furnished to the Company by or on behalf of such Holder specifically for use in the preparation of the Registration Statement or any amendment thereof or supplement thereto, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. It is understood and agreed that it would not be just and equitable if contribution pursuant to this Section 3 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 3 in no case shall any Holder (except as may be provided by agreement among them) be liable or responsible for any amount in excess of the proceeds received by such Holder from the sale of the Registerable Shares included in the Registration Statement, provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 3, each person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act shall have the same rights to contribution as such Holder, and each person, if any, who controls the Company within the meaning of the

Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each director of the Company and each officer of the Company who shall have signed the Registration Statement shall have the same rights to contribution as the Company, subject to the immediately preceding sentence of this Section 3. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 3, notify such party or parties from whom contribution may be sought, and the omission so to notify such party or parties from whom contribution may be sought shall relieve the party or parties from whom contribution may be sought (if such party was unaware of such action suit, proceeding and was materially prejudiced by such omission) from any liability under this Section 3, but not from any other obligation it or they may have hereunder or other than under this Section 3. No party shall be liable for contribution with respect to the settlement of any action, suit, proceeding or claim effected without its written consent. The obligations of the Holders to contribute pursuant to this Section 3 are several in proportion to their respective number of Registerable Shares included in the Registration Statement and not joint.

                                                                       EXHIBIT C

                           OPINION OF COMPANY COUNSEL


         (A) The Company is a corporation duly organized, validly existing and in good standing under the laws of Alberta, with full corporate power and authority to own or lease and operate its properties and to conduct its business as described in the Memorandum.

         (B) The Company is the direct or indirect beneficial owner of all of the outstanding securities of each of the corporations (a "Subsidiary") listed in Section 5(b) of the U.S. Placement Agreement. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power and authority, corporate and other, to own or lease and operate its properties and to conduct its business as currently conducted, and is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a material adverse effect on its financial condition, results of operations, business, properties or prospects. Except for the Subsidiaries, the Company has no subsidiaries.


         (C) Except as may be required under applicable securities laws in the United States, no authorization, approval, consent, order, registration, license or permit of any court or governmental agency or body is required for the valid authorization, issuance, sale and delivery of the Special Warrants, the Common Shares and Warrants issuable upon exercise of the Special Warrants, the Dallas Research Option, the Dallas Research Warrants and the Common Shares issuable upon the exercise of any of the foregoing, and the consummation by the Company of all the transactions contemplated by the Subject Agreements.

         (D) The Company has full power and authority, corporate and other, to execute, deliver and perform the Subject Agreements and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Subject Agreements by the Company, the consummation by the Company of the transactions therein contemplated, and the compliance by the Company with the terms of the Subject Agreements have been duly authorized by all necessary corporate action on the part of the Company. Each of the Subject Agreements has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except insofar as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and by the discretion of courts in granting equitable remedies, and except that enforceability of the indemnification provisions and the contribution provisions set forth in the U.S. Placement Agreement may be limited by the securities laws in the United States or the public policy underlying such laws.

         (E) The execution, delivery and performance of the Subject Agreements by the Company, the consummation by the Company of the transactions therein contemplated, and the compliance by the Company with the terms of the Subject Agreements do not, and will not, with or without the giving of notice or the lapse of time, or both,
(1) result in a violation of the constating documents of the Company, (2) result in a breach of or conflict with any terms or provisions of, or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to, any indenture, mortgage, note, contract, commitment or other agreement or instrument of which we are aware and to which the Company is a party or by which the Company or any of its properties or assets are or may be bound or affected, (3) violate any existing applicable law, rule, regulation or, to the best of our knowledge, any judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses, or (4) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any of its properties and to conduct its business or the ability of the Company to make use thereof.

         (F) The Common Shares conform to the description thereof contained in the Memorandum under the caption "Description of Securities." All the outstanding Common Shares have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in Section 5(e) to the U.S. Placement Agreement, there are no outstanding securities convertible into Common Shares ("Convertible Securities") or any options, warrants or other rights to purchase any Common Shares or Convertible Securities ("Options"). All such Options constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. None of the outstanding Common Shares, Options or Convertible Securities has been issued in violation of the preemptive rights of any securityholder of the Company, and none of the holders of the outstanding Common Shares, Options or Convertible Securities is subject to personal liability solely by reason of being such a holder. The offers and sales of the outstanding Common Shares, Options and Convertible Securities were in full compliance with all applicable Canadian federal and provincial laws. To the best of our knowledge, after due investigation, except as described in the Memorandum or as provided in Section 5(e) of the U.S. Placement Agreement, no holder of any of the Company's issued securities has any rights ("demand," "piggyback" or otherwise) to have such securities registered under the Securities Act.

         (G) The issuance and sale of the Special Warrants (including the Compensation Warrants), the Warrants, and the Dallas Research Warrants and the securities issuable upon the exercise of such warrants have been duly authorized, and when they are issued as contemplated by the Agreements, will be validly issued, and, in the case of Common Shares, fully paid and nonassessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. None of such warrants or other securities will be subject to preemptive rights of any security-holder of the Company.

         (H) The certificates representing the securities referred to in (G) above are in proper legal form.

         (I) The descriptions in the Memorandum of statutes, regulations, government classifications, contracts, instruments and other documents have been reviewed by us and, based upon such review, are accurate in all material respects and present fairly the information required to be disclosed, and there are no material statutes, regulations or government classifications or, to the best of our knowledge, after due investigation, material contracts or documents, which should be described in the Memorandum that are not so described. None of the material provisions of the contracts or instruments described above violates any existing applicable law, rule, regulation, or, to the best of our knowledge, any judgment, order or decree of any governmental agency or court having jurisdiction over the Company or any of its assets or businesses. To the best of our knowledge, the Company is not in default under any contract or agreement material to its business or under any promissory note or other evidence of indebtedness for borrowed funds.

         (J) Upon delivery of the Special Warrants (including the Compensation Warrants) and the Dallas Research Warrants as provided in the U.S. Placement Agreement, the persons acquiring the same will acquire good title thereto free and clear of all liens, encumbrances, equities, security interests and claims, other then such liens, encumbrances, equities, security interests or claims placed on the securities by such persons.

         (K) To the best of our knowledge, after due investigation, the Company is not in violation of, or in default under, any term or provision of (i) its constating documents, (ii) any indenture, mortgage, contract, commitment or other agreement or instrument to which it is a party or by which it or any of its properties or business is or may be bound or subject, or (iii) any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, Canadian or otherwise, having jurisdiction over the Company or any Subsidiary or any of their respective properties or businesses. The Company owns, possesses or has obtained all governmental and other licenses, permits, certifications, registrations, approvals or consents and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to conduct its business as currently conducted and described in the Memorandum, and all such licenses, permits, certifications, registrations, approvals, consents and other authorizations are outstanding and in good standing. To the best of our knowledge, after due investigation, there are no proceedings pending or threatened, nor is there any basis therefor, seeking to cancel, terminate or limit such licenses, permits, certifications, registrations, approvals or consents or authorizations.

         (L) To the best of our knowledge, after due investigation, there are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries before any governmental agency, court or tribunal, Canadian or otherwise, or before any private arbitration tribunal, pending or threatened against the Company, or involving the properties or business of the Company which, if determined adversely to the Company, would, individually or in the aggregate, result in any material adverse change in the financial position, shareholders' equity, results of operations, properties, business, management or affairs of the Company, or which relate in any way to the validity of the capital stock of the Company or the validity of the U.S. Placement Agreement or of any action taken or to be taken by the Company pursuant to, or in connection with, the U.S. Placement Agreement.





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         (M) The  Company  and the  Subsidiaries  own or  possess  adequate  and enforceable rights to use all patents, patent applications, trademarks, service marks, copyrights, trade secrets, confidential information, processes and formulations used or proposed to be used in the conduct of their businesses
currently  conducted  and  described  in  the  Memorandum   (collectively,   the
"Intangibles"). To the best of our knowledge, after due investigation, neither the Company nor any Subsidiary has infringed upon, and is not infringing upon, the rights of others with respect to the Intangibles, and we are not aware of any licenses with respect to the Intangibles which are required to be obtained by the Company; and, to the best of our knowledge, no other party has infringed or is infringing upon the Intangibles.

                  While we have not made any independent investigation of, are not passing upon, and do not assume responsibility for, the accuracy or completeness of the statements contained in the Memorandum (other than as indicated in paragraph (F) of this opinion), on the basis of discussions regarding the business and affairs of the Company and our familiarity with such business and affairs as a result of having served as counsel for the Company, nothing has come to our attention that would lead us to believe that the Memorandum (other than the financial statements and notes and other financial and statistical data included therein, as to which we express no view) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.





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                                   UNDERTAKING


                  The undersigned officer or director of HealthCare Capital Corp., an Alberta corporation (the "Company"), pursuant to the provisions of
Section 8(a)(v) of the U.S. Placement Agreements dated for reference October 14, 1996 relating to the private placement of Special Warrants of the Company, hereby agrees that he shall not, directly or indirectly, without the prior written consent of Sunrise Securities Corporation ("Sunrise") and Dallas Research & Trading, Inc. ("Dallas Research") offer, sell or otherwise dispose or contract to dispose of (or announce any offer, sale, grant of any option to purchase, or other disposition of) any Common Shares or other equity securities of the Company at any time prior to the earliest of (a) date on which Dallas
Research and Sunrise may effect without registration under the United States Securities Act of 1933, as amended, an offer and sale to the public in the United States of the Common Shares of the Company acquired by them on the exercise of the Warrants granted to them as compensation pursuant to Section 4.1 of the aforementioned U.S. Placement Agreements, (b) the date on which said Common Shares are so registered, and (c) the date on which said Common Shares are eligible for trading through the facilities of the Alberta Stock Exchange.

                  IN WITNESS WHEREOF, I have signed this Undertaking as of the 15th day of November, 1996.




                                           /s/ Brandon M. Dawson

                                           /s/ Gregory J. Frazer

                                           /s/ Douglas F. Good

                                           /s/ Edwin J. Kawasaki

                                           /s/ Kathy Foltner

                                           /s/ William DeJong

                                           /s/ Gene K. Balzer, Ph.D.

                                           /s/ Hugh T. Hornibrook

                                           /s/ Randall E. Drullinger





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